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                                                                     EXHIBIT 1.1



                          TEEKAY SHIPPING CORPORATION

                           COMMON STOCK, NO PAR VALUE

                                   ----------

                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)


                                   ----------

                                                                    June 9, 1998

Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corporation,
Furman Selz LLC,
  As representatives of the several Underwriters
    named in Schedule I hereto (the "Representatives"),
c/o Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

Ladies and Gentlemen:

         Teekay Shipping Corporation, a Liberian corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,240,000 shares of Common Stock, no par value ("Stock"), of the Company and Tradewinds Trust Co. Ltd., as trustee for Cirrus Trust (the "Selling Stockholder") proposes, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 3,360,000 shares of Stock of the Company. The 5,600,000 shares of Stock to be sold by the Company and the Selling Stockholder are herein referred to as the "Firm Shares". At the election of the Underwriters, up to 840,000 additional shares (the "Optional Shares") of Stock of the Company will be sold by the Selling Stockholder (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

         It is understood and agreed to by all parties that the Company and the Selling Stockholder are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Stockholder of up to a total of 1,610,000 shares of Stock (the "International Shares"), including the overallotment option thereunder,
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through arrangements with certain underwriters outside the United States (the
"International Underwriters"), for whom Goldman Sachs International, Donaldson, Lufkin & Jenrette International and Furman Selz LLC are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

         (i)              A registration statement on Form F-3 (File No.
                          333-52513) (including any amendments thereto and any prospectus filed pursuant to Rule 424(a) of the Securities Act of 1933, as amended (the "Act"), filed prior to the time such Registration Statement became effective) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you for each of the other Underwriters, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration
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                                       3

                          Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, at the time it became or hereafter becomes effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

         (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in





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                          reliance upon and in conformity with information
                          furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form F-3;

         (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form F- 3;


         (v) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Liberia, has the power and authority to own its property and to conduct its business as





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                          currently conducted and as described in the
                          Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (vi) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (vii) Schedule III(a) hereto is a complete and accurate list of the Company's operating subsidiaries incorporated under the laws of the Republic of Liberia and Schedule III(b) is a complete and accurate list of the Company's subsidiaries incorporated under the laws of the Republic of Liberia that have no operations or assets; Schedule IV(a) hereto is a complete and accurate list of the Company's operating subsidiaries incorporated under the laws of The Bahamas; and Schedule IV(b) hereto is a complete and accurate list of the Company's subsidiaries incorporated under the laws of The Bahamas that have no operations or assets.

         (viii) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive rights of any stockholder of the Company. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock of the Company, except for options issued by the Company pursuant to the Company's 1995 Stock Option Plan and no holder of shares of capital stock of the Company has the right to request the Company to register securities held by them under the Act, other than the registration rights of the Cirrus Trust and the JTK Trust pursuant to the Registration Rights Agreement dated March 29, 1994. The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus and all of the issued and outstanding shares of Common Stock prior to the





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                          issuance of the Shares have been duly authorized and
                          are validly issued, paid and non-assessable;

         (ix) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

         (x) The issuance of the Shares will not be subject to any preemptive or similar rights;

         (xi) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

         (xii) The issue and sale of the Shares to be sold by the Company hereunder and under the International Underwriting Agreement and the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any of its subsidiaries or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the International Underwriting Agreement, except such as may be required by the securities or Blue Sky laws of the various states in the United States, or other applicable jurisdictions, in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

         (xiii) Neither the Company nor any of its subsidiaries is in violation of its articles or certificate of incorporation or by- laws or is in default of the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease





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                          or other agreement or instrument to which it is a
                          party or by which it or any of its properties may be bound except where such default would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (xiv) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than (A) an immaterial change due to repayment or borrowing under existing credit agreements or (B) the issuance of shares of Common Stock upon the exercise of stock options disclosed in the Registration Statement) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

         (xv) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Shares, are accurate, complete and fair;

         (xvi) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

         (xvii) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, provincial, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in





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                                       8

                          the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations;

         (xviii) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent;

         (xix) The Company and its subsidiaries have good and marketable title to all properties and assets owned by it, free and clear of all liens, encumbrances and defects, except such as are described or referenced in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries;

         (xx) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged;

         (xxi) Except as otherwise described in the Prospectus, each of the Company and its subsidiaries has filed all income or other tax returns that are required to have been filed in its relevant jurisdictions, except insofar as the failure to file such returns would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided;

         (xxii) There is no tax, levy, impost, deduction, charge or withholding imposed by the Republic of Liberia or any political subdivision or taxing authority thereof either (i) on or by virtue of the execution, delivery or performances of this Agreement or the International Underwriting Agreement or any other document to be furnished hereunder, except, if applicable, for certain fees payable in connection with the increase in the authorized capital stock of the Company, or (ii) on any payment to be made by the Company pursuant to this Agreement or the International Underwriting Agreement or the Shares, except for any tax, levy, impost, deduction, charge or withholding imposed on payments made to holders of Shares who reside in, maintain an office in or engage in business in the Republic of Liberia;

         (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (xxiv) Except as otherwise described in the Prospectus, the Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, provincial, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (xxv) Except as otherwise described in the Prospectus, in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (xxvi) The consolidated financial statements of the Company included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the related published rules and regulations thereunder. The consolidated financial statements included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected financial data included in the Prospectus present fairly the information shown therein and have been derived from the audited consolidated financial statements of the Company. The pro forma financial information included in the Prospectus presents fairly the information shown therein and has been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

         (xxvii) The Company will not take directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

         (xxviii) Ernst & Young (the "Chartered Accountants"), who have audited the financial statements of the Company and its subsidiaries, included and incorporated into the Registration Statement and the Prospectus are independent chartered accountants as required by the Act and the rules and regulations of the Commission thereunder.


                 (b) The Selling Stockholder represents and warrants to, covenants and agrees with, each of the Underwriters and the Company that:

         (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the International Underwriting Agreement, the Irrevocable Power of Attorney and Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder and under the International Underwriting Agreement, have been obtained; the Selling Stockholder has full right, power and authority to enter into this Agreement, the International Underwriting Agreement, the Irrevocable Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder and under the International Underwriting Agreement; and this Agreement, the International Underwriting Agreement, the Irrevocable Power of Attorney and Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder;

         (ii) The sale of the Shares to be sold by the Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, and the Irrevocable Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, except to the extent such default would not have a material adverse effect on the Selling Stockholder, nor will such action result in any violation of the provisions of the Certificate of Trust or trust instruments of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

         (iii) The Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters or the International Underwriters, as the case may be;

         (iv) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or under the International Underwriting Agreement any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities without your prior written consent;

         (v) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

         (viii) Certificates in negotiable form representing all of the Shares to be sold by the Selling Stockholder hereunder and under the International Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Irrevocable Power of Attorney and Custody Agreement"), duly executed and delivered by the Selling Stockholder to The Bank of New York, as custodian (the "Custodian"), and the Selling Stockholder has duly executed and delivered an Irrevocable Power of Attorney, in the form heretofore furnished to you pursuant to the Irrevocable Power of Attorney and Custody Agreement, appointing o as the Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement and the International Underwriting Agreement on behalf of the Selling Stockholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement, the International Underwriting Agreement and the Irrevocable Power of Attorney and Custody Agreement; and

         (ix) The Shares represented by the certificates held in custody for the Selling Stockholder under the Irrevocable Power of Attorney and Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorney-in-Fact by the Irrevocable Power of Attorney and Custody Agreement, are to that extent irrevocable; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of the trustee for the Selling Stockholder or the termination of such trust or by the occurrence of any other event; if any trustee should die or become incapacitated, or if such trust should be terminated, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement, of the International Underwriting Agreement and of the Irrevocable Power of Attorney and Custody Agreement; and actions taken by the Attorney-in-Fact pursuant to the Irrevocable Power of Attorney and Custody Agreement shall be as valid as if such death, incapacity, termination or other event had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice of such death, incapacity, termination or other event.


         2. Subject to the terms and conditions herein set forth, (a) the Company and the Selling Stockholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price per share of $ o, the number of Firm Shares as set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Selling Stockholder, hereby grants to the Underwriters the right to purchase at their election up to 840,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholder, shall be delivered by or on behalf of the Company and the Selling Stockholder to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian on behalf of the Selling Stockholder, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:00 A.M., New York City time, on ., 1998, or such other time and date as Goldman, Sachs & Co., the Company and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:00 A.M., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co., and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second

Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(n) hereof, will be delivered at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 or such other office or offices as Goldman, Sachs & Co., the Company and the Selling Stockholder shall agree (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 P.M., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.      The Company agrees with each of the Underwriters:

                 (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                 (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                 (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                 (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company covenants; (i) it will not; and (ii) it will use its best efforts to ensure the Selling Stockholder, JTK Trust and the executive officers and directors of the Company listed on
         Schedule V hereto do not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (in the case of the Company, other than (i) options issued under the Company's 1995 Stock Option Plan, as described in the Prospectus, and (ii) any shares of Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof), without your prior written consent;

                 (f) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to change or modify in any way any vesting period in respect of options issued or to be issued under the Company's 1995 Stock Option Plan;

                 (g) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries audited by independent chartered accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                 (h) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                 (i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                 (j) To use its best efforts to list, subject to notice of issuance, the Shares to be issued by the Company on The New York Stock Exchange (the "Exchange"); and

                 (k) To not take directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements and the Blue Sky Memorandum, closing documents, the Irrevocable Power of Attorney and Custody Agreement and any documents in connection with the offering, purchase sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. The Selling Stockholder covenants and agrees with the several Underwriters that the Selling Stockholder will pay or cause to pay any applicable stock transfer taxes. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                 (b) Shearman & Sterling, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to such related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (c) Watson, Farley & Williams, special Liberian counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                          (i)     this Agreement and the International
                 Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                          (ii) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                          (iii) each of the subsidiaries of the Company listed on Schedule III(a) hereto has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Liberia, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                          (iv)    Sebarok Spirit Inc., a corporation
                 incorporated under the laws of The Bahamas, is duly qualified as a foreign corporation to transact business and is in good standing under the laws of the Republic of Liberia;

                          (v) the shares of common stock outstanding prior to the issuance of the Shares have been duly authorized, are validly issued and, assuming issuance against payment therefor, are fully paid and nonassessable;

                          (vi) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the International Underwriting Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any preemptive or similar rights created by statute or the Company;

                          (vii) the statements (1) in the Prospectus under the captions "Tax Considerations--Liberian Tax Considerations" and "Description of Capital Stock" and (2) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                          (viii) the choice of New York law to govern this Agreement and the International Underwriting Agreement constitutes a valid choice of law insofar as the law of the Republic of Liberia is concerned. The submission by the Company to the non- exclusive jurisdiction of any federal or state court in the Borough of Manhattan, The City of New York (a "New York Court") is a valid submission insofar as the law of the Republic of Liberia is concerned, provided that Lawco of Oregon, Inc. has accepted its appointment by the Company as its agent to accept service of process in the United States of America under this Agreement and the International Underwriting Agreement;

                          (ix) in a suit on the merits brought before a Liberian court, a Liberian court will respect and enforce the agreement of the parties as to judgment currency; and

                          (x) a judgment granted by a foreign court against the Company may be enforced in the Republic of Liberia without a retrial on the merits of the matter provided that: (A) the judgment is for a specific, ascertained sum of money and is final in the jurisdiction granting the judgment; (B) the court granting the judgment had jurisdiction under the laws of the place where the court is seated; (C) the judgment does not offend the principles of the Republic of Liberia as to due process, natural justice or public policy; (D) the judgment was not obtained by fraud; (E) the defendant was actually present in person or by a duly appointed representative and
                 (F) the judgment does not in effect constitute a default judgment;

                 (d) Graham, Thompson & Co., special Bahamian counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, to the effect that each subsidiary of the Company listed on Schedule IV(a) hereto has been duly incorporated, is validly existing as a corporation in good standing under the laws of The Bahamas, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business.

                 (e) Perkins Coie, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in a form and substance satisfactory to you, to the effect that:

                          (i) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the International Underwriting Agreement will not contravene any provision of the laws of the United States or any state thereof or the articles of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, or decree of any governmental body, agency or court of the United States or any state thereof having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency of the United States or any state thereof is required for the performance by the Company of its obligations under this Agreement and the International Underwriting Agreement, except such as may be required by the securities or Blue Sky laws of the various states in the United States, or other applicable jurisdictions, in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                          (ii) the statements in the Prospectus under the captions "Management--Executive Compensation", "Description of Certain Indebtedness", and "Shares Eligible for Future Sale", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                          (iii) the statements in the Prospectus under the captions "Tax Considerations -- United States Tax Considerations", in so far as such statements constitute summaries of the legal matters referred to therein, fairly present the information called for with respect to such legal matters and fairly summarize the matters referred to therein;

                          (iv) to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the

                 Registration Statement that are not described or filed as required;

                          (v) the Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                          (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                          (vii) on the basis of information reviewed by such counsel in the course of its performance of services in connection with the registration of the Shares, including such counsel's participation in conferences with officers and other representatives of the Company, representatives of the Chartered Accountants for the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Prospectus were discussed (relying as to materiality to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Company), the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) when they became effective or were filed with the Commission, as the case may be, complied, and as of the Time of Delivery, comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder; and

                          (viii) such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the

                 Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

                          In addition to the matters set forth above, counsel
                 rendering the foregoing opinion shall also include a statement to the effect that although such counsel assumes no responsibility for the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (iii) of this Section 7(e) and on the basis of the procedures undertaken by counsel (and relying as to materiality to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Company), no facts have come to the attention of counsel that cause it to believe that the Registration Statement and any amendments and supplements thereto, at the time they became effective and as of such Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was mailed or otherwise delivered to the Commission for filing pursuant to Rule 424(b) and as of such Time of Delivery, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that counsel need not express any opinion with respect to the financial statements and supporting schedules and other financial data included in the Registration Statement and the Prospectus. Counsel may indicate that it has not undertaken any independent investigation to verify the completeness, accuracy or fairness of the statements made in the Registration Statement or the Prospectus.

                 With respect to subparagraph (vii) of paragraph (e) above, Perkins Coie and Shearman & Sterling may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 (f) McLean McNally, counsel for the Selling Stockholder, shall have furnished to you its written opinion with respect to the Selling Stockholder for whom it is acting as counsel (a draft of such opinion is attached as Annex II(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                 (i) An Irrevocable Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and the Irrevocable Power of Attorney and Custody Agreement constitutes a valid and legally binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms;

                 (ii) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and thereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the International Underwriting Agreement and the Irrevocable Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Trust or trust instruments of the Selling Stockholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

                 (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder or thereunder, in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                 (iv) Immediately prior to such Time of Delivery the Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by the Selling Stockholder under this Agreement and the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder and thereunder; and

                 (v) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or International Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim.

         In rendering such opinion, such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by the Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

                 The opinion of Watson, Farley & Williams described in paragraph (c) above, the opinion of Graham, Thompson & Co. described in paragraph (d) above, the opinion of Perkins Coie described in paragraph (e) above and the opinion of McLean McNally described in paragraph (f) above shall each be rendered to you at the request of the Company and shall so state therein.

                 (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:00 A.M., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                 (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                 (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                 (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                 (k) The Shares to be sold by the Company at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;


                 (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from JTK Trust and the executive officers and directors of the Company listed on Schedule V hereto, substantially to the effect set forth in Subsection 5(e) hereof;

                 (m) The Company shall have complied with the provisions of Subsection 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                 (n) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder or representatives of the Selling Stockholder, as applicable, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as you may reasonably request.

                 The officers signing and delivering such certificates may rely upon the best of their knowledge as to proceedings threatened.

         8. (a) The Company and the Selling Stockholder, jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further that the liability of the Selling Stockholder pursuant to this Section 8(a) shall not exceed the product of the number of Shares sold by such Selling Stockholder, including Optional Shares, and the initial public offering price of the Shares as set forth in the Prospectus.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholder notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the

Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholder as provided herein, the Company and the Selling Stockholder pro rata (based on the number of Shares to be sold by the Company and such Selling Stockholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof; provided that if the Underwriters are not required to perform their obligations under this Agreement due to the occurrence of any event specified in Subsection 7(j) hereof, neither the Company nor the Selling Stockholder shall be obligated to reimburse the Underwriters for such out-of-pocket expenses.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives; and in all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Selling Stockholder made or given by the Attorney-in-Fact for the Selling Stockholder.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to Tradewinds Trust Co. Ltd., c/o Temple Trust Company Ltd., P. O. Box 228, Temple Building, Leeward Highway, Providenciales, Turks & Caicos Islands, British West Indies, facsimile number (640) 946-5739,
Attention: R. J. McFadyen, with a copy to Teekay Shipping Corporation, Euro Canadian Centre, 4th Floor, Marlborough Street, Navy Lion Road, Nassau, The Bahamas, facsimile number (242) 328-7330, Attention: Arthur F. Coady; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Suite 1400, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M5 or its facsimile number (604) 844-6619,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any federal or state court in the Borough of Manhattan, The City of New York. Each of the Company, the Selling Stockholder and the Underwriters waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding, waives any immunity from jurisdiction or to service of process in respect of any such legal suit, action or proceeding, irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding and further submits to the jurisdiction of the courts of its corporate domicile in any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         15. The Company and the Selling Stockholder irrevocably designate and appoint Lawco of Oregon, Inc. as their authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, and agree that service of process upon such agent, and written notice of said service to the Company and the Selling Stockholder by the person serving the same, shall be deemed in every respect effective service of process upon the Company and the Selling Stockholder in any such suit or proceeding. The Company and the Selling Stockholder further agree to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

         16. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Representatives could purchase United States dollars with such other currency in The City of New York on the business day proceeding that on which final judgment is given. The obligations of the Company or the Selling Stockholder in respect of any sum due from it to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and the Selling

Stockholder each agree, as a separate obligation and notwithstanding any such judgment, that the party responsible for such judgment shall indemnify such Underwriters against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or the Selling Stockholder, as the case may be, (but without duplication) an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

         17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         18. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for the Selling Stockholder and one for each of the Representatives plus one for each counsel and the Custodian, if any, counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Stockholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

     Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                       Very truly yours,

                                       TEEKAY SHIPPING CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       TRADEWINDS TRUST CO. LTD.,
                                       AS TRUSTEE FOR CIRRUS TRUST


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC


By:
   -------------------------------------------
           (Goldman, Sachs & Co.)

  On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                                             NUMBER OF OPTIONAL
                                                                                                SHARES TO BE
                                                                       TOTAL NUMBER OF          PURCHASED IF
                                                                         FIRM SHARES           MAXIMUM OPTION
                             UNDERWRITER                               TO BE PURCHASED            EXERCISED
                             -----------
 Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . .
 Donaldson, Lufkin & Jenrette Securities Corporation . . . . . . .
 Furman Selz LLC . . . . . . . . . . . . . . . . . . . . . . . . .


                           Total . . . . . . . . . . . . . . . . .

                                  SCHEDULE II

                                                                                            NUMBER OF OPTIONAL
                                                                                               SHARES TO BE
                                                                     TOTAL NUMBER OF             SOLD IF
                                                                       FIRM SHARES            MAXIMUM OPTION
                                                                        TO BE SOLD              EXERCISED
The Company.  . . . . . . . . . . . . . . . . . . . . . . . . .
Tradewinds Trust Co. Ltd.,
         as trustee for Cirrus Trust (a)  . . . . . . . . . . .

         Total  . . . . . . . . . . . . . . . . . . . . . . . .

    (a) Tradewinds Trust Co. Ltd., as trustee for Cirrus Trust is represented by . and has appointed ., as its Attorney-in-Fact.

                                SCHEDULE III(a)

  Company Subsidiaries Incorporated in the Republic of Liberia With Operations


VSSI Appian Inc.                       Kobe Spirit Inc.
VSSI Apollo Inc.                       Kyushu Spirit Inc.
VSSI Atlantic Inc.                     Lavender Limited
VSSI Australia Limited                 Mendana Spirit Inc.
VSSI Boxships Inc.                     Musashi Spirit Inc.
VSSI Bulkers Inc.                      Nova Spirit Inc.
VSSI Carriers Inc.                     Palm Monarch Inc.
VSSI Challenger Inc.                   Palm Shipping Inc.
VSSI Containers Inc.                   Palmstar Rose Inc.
VSSI Deepsea Inc.                      Palmstar Thistle Inc.
VSSI Drake Inc.                        Schouten Spirit Inc.
VSSI Hong Kong Inc.                    Sentosa Spirit Inc.
VSSI Marine Inc.                       Vancouver Spirit Inc.
VSSI Oceans Inc.                       Volar Spirit Inc.
VSSI Singapore Inc.                    Willow Limited
VSSI Star Inc.
VSSI Tankers Inc.
VSSI Tokyo Inc.
VSSI Transport Inc.
VSSI Ulsan Inc.
Diamond Spirit Inc.
Dorio Shipping Ltd.
Elcano Spirit Inc.
Jasmin Holdings Limited

                                 SCHEDULE III(b)

 Company Subsidiaries Incorporated in the Republic of Liberia Without Operations

VSSI Barrington Limited
VSSI Condor Inc.
VSSI Gemini Inc.
VSSI Palmerston Limited
VSSI Sun Inc.
Alliance Spirit Inc.
Bull Shipping Ltd.
Cloudesdale Shipping Corporation
Cranberry Corporation
Flying Clipper Inc.
Flying Cloud Inc.
Hoi Wan Shipping Limited
Joss Shipping Limited
Nagasaki Spirit Inc.
Nakata Spirit Inc.
Onomichi Spirit Inc.
Pinewell Spirit Inc.
Tasman Spirit Inc.
Tokyo Spirit Inc.
Van Dieman Spirit Inc.
Viking Consolidated Shipping Corp.

                                 SCHEDULE IV(a)

        Company Subsidiaries Incorporated in The Bahamas With Operations

Andros Spirit Inc.
Exuma Spirit Inc.
Nassau Spirit Inc.
Sebarok Spirit Inc.
Senang Spirit Inc.
Seraya Spirit Inc.
Teekay Shipping (Vancouver) Ltd.
Teekay Shipping Limited

                                 SCHEDULE IV(b)

      Company Subsidiaries Incorporated in The Bahamas Without Operations

Chiba Spirit Inc.
Baltimar Apollo Limited
Baltimar Boreas Limited
Baltimar Mars Limited
Baltimar Sun Limited
Baltimar Taurus Limited
Baltimar Venus Limited
Baltimar Zephyr Limited
Nexus Shipping Inc.
Supersix Shipping Ltd.
Supereight Shipping Limited
Supernine Shipping Limited

                                   SCHEDULE V


 Axel Karlshoej
 Bjorn Moller
 Arthur F. Coady
 Michael D. Dingman
 Morris L. Feder
 Steve G. K. Hsu
 Thomas Kuo-Yuen Hsu
 Veronica A. E. Alsleben
 Peter S. Antturi
 Paul Bendy
 Ester E. Blair
 Greg Chad
 David Glendinning
 Vincent C. Lok
 Mads T. Meldgaard
 Justin Murphy
 Yoshio Nagao
 Vinay S. Patwardhan

                                                                         ANNEX I

         Pursuant to Section 7(g) of the Underwriting Agreement, the Chartered Accountants shall furnish letters to the Underwriters to the effect that:

         (i) They are independent Chartered Accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the Canadian Institute of Chartered Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

         (iii) They have made a review in accordance with standards established by the Canadian Institute of Chartered Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included in Item 8 of the Company's Annual Report on Form 20-F for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 20-F for such fiscal years;

         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Form 20-F and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8, 11, and 18, respectively, of Form 20-F;

         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus, for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.